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                                                                   Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

              Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Meridian Bioscience, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2003 (the "Report"), I, William J. Motto, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William J. Motto
-----------------------------------------
William J. Motto, Principal Executive Officer

August 14, 2003
-----------------------------------------
Date




A signed original of this statement required by Section 906 has been provided to Meridian Bioscience, Inc. and will be retained by Meridian Bioscience, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




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